Exhibit 21.1

GENER8 MARITIME, INC.
LIST OF SUBSIDIARIES

Legal Entity	Jurisdiction
Companion Ltd.	Bermuda
Compatriot Ltd.	Bermuda
Concept Ltd.	Bermuda
Concord Ltd.	Bermuda
Consul Ltd.	Bermuda
Contest Ltd.	Bermuda
Gener8 Andriotis Inc.	Marshall Islands
Gener8 Chiotis Inc.	Marshall Islands
Gener8 Maritime Management LLC	Marshall Islands (also qualified in New York)
Gener8 Maritime Subsidiary II Inc.	Marshall Islands
Gener8 Maritime Subsidiary III Ltd.	Bermuda
Gener8 Maritime Subsidiary Inc.	Marshall Islands
Gener8 Maritime Subsidiary NEW IV Inc.	Marshall Islands
Gener8 Maritime Subsidiary V Inc.	Marshall Islands
Gener8 Maritime Subsidiary VI Inc.	Marshall Islands
Gener8 Maritime Subsidiary VII Inc.	Marshall Islands
Gener8 Maritime Subsidiary VIII Inc.	Marshall Islands
Gener8 Miltiades Inc.	Marshall Islands
Gener8 Strength Inc.	Marshall Islands
Gener8 Success Inc.	Marshall Islands
Gener8 Supreme Inc.	Marshall Islands
Gener8 Tankers 1 Inc.	Marshall Islands
Gener8 Tankers 2 Inc.	Marshall Islands
Gener8 Tankers 3 Inc.	Marshall Islands
Gener8 Tankers 4 Inc.	Marshall Islands
Gener8 Tankers 5 Inc.	Marshall Islands
Gener8 Tankers 6 Inc.	Marshall Islands
Gener8 Tankers 7 Inc.	Marshall Islands
Gener8 Tankers 8 Inc.	Marshall Islands
Gener8 Neptune LLC	Marshall Islands
Gener8 Andriotis LLC	Marshall Islands
Gener8 Apollo LLC	Marshall Islands
Gener8 Ares LLC	Marshall Islands
Gener8 Athena LLC	Marshall Islands
Gener8 Chiotis LLC	Marshall Islands
Gener8 Constantine LLC	Marshall Islands
Gener8 Ethos LLC	Marshall Islands
Gener8 Hector LLC	Marshall Islands

Gener8 Hera LLC	Marshall Islands
Gener8 Macedon LLC	Marshall Islands
Gener8 Militiades LLC	Marshall Islands
Gener8 Nautilus LLC	Marshall Islands
Gener8 Nestor LLC	Marshall Islands
Gener8 Noble LLC	Marshall Islands
Gener8 Oceanus LLC	Marshall Islands
Gener8 Perseus LLC	Marshall Islands
Gener8 Strength LLC	Marshall Islands
Gener8 Success LLC	Marshall Islands
Gener8 Supreme LLC	Marshall Islands
Gener8 Theseus LLC	Marshall Islands
GMR Agamemnon LLC	Liberia
GMR Argus LLC	Marshall Islands
GMR Atlas LLC	Marshall Islands
GMR Chartering LLC	New York
GMR Daphne LLC	Marshall Islands
GMR Defiance LLC	Liberia
GMR Elektra LLC	Marshall Islands
GMR George T LLC	Marshall Islands
GMR Harriet G LLC	Liberia
GMR Hercules LLC	Marshall Islands
GMR Horn LLC	Marshall Islands
GMR Kara G LLC	Liberia
GMR Maniate LLC	Marshall Islands
GMR Orion LLC	Marshall Islands
GMR Phoenix LLC	Marshall Islands
GMR Poseidon LLC	Marshall Islands
GMR Spartiate LLC	Marshall Islands
GMR Spyridon LLC	Marshall Islands
GMR St. Nikolas LLC	Marshall Islands
GMR Strength LLC	Liberia
GMR Ulysses LLC	Marshall Islands
GMR Zeus LLC	Marshall Islands
Unique Tankers LLC	Marshall Islands
Victory Ltd.	Bermuda
Vision Ltd.	Bermuda

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